U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Nasdaq Extension Granted. Advanced Emissions Solutions, Inc. (the “Registrant”) announced on November 17, 2014 that it has received a letter dated November 13, 2014, stating that the Nasdaq Hearings Panel (“Panel”) has determined to grant the request of the Registrant to remain listed on The Nasdaq Stock Market, subject to the condition that on or before March 27, 2015, the Registrant informs the Panel that it is current in its periodic filings with the Securities and Exchange Commission. If the Registrant has not become current in its periodic filing by March 27, 2015, the Panel’s discretion to allow continued listing while the Registrant remains out of compliance expires.

Should the Registrant be unable to meet the exception requirement, the Panel will issue a final determination to delist the Registrant’s shares and suspend trading of the Registrant’s shares on The NASDAQ Stock Market effective on the second business day from the date of the final determination. In addition, in order to fully comply with the terms of this exception, the Registrant must be able to demonstrate compliance with all requirements for continued listing on The NASDAQ Stock Market or its securities may be delisted from The NASDAQ Stock Market. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Accounting for Clean Coal Solutions, LLC. On November 17, 2014 the Registrant, after an extensive analysis, concluded that the financial statements of its joint venture Clean Coal Solutions, LLC, should have been accounted for as an equity method investment for the fiscal years 2011 and 2012, as well as the quarterly periods ending March 31, 2013, June 30, 2013 and September 30, 2013. The Registrant’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 will be restated.

ADES to Present at Singular Research Conference. Michael Durham, President and CEO, and Graham Mattison, Vice President of Investor Relations, of Advanced Emissions Solutions, Inc. (“ADES”) will present via WebEx at the Singular Research Best of the Uncovereds Conference: Fall NYC Summit to be held November 20, 2014 at the Westin Times Square in New York. A copy of the slides to be used at the event is available in the Investor Information section of ADES’ website at www.advancedemissionssolutions.com and is also furnished as Exhibit 99.2 to this Current Report. The presentation will not be webcast outside of the conference.

Clean Coal Solutions Lease. On November 20, 2014, the Registrant issued a press release announcing that Clean Coal Solutions, LLC (“CCS”), a joint venture among the Registrant’s subsidiary ADA-ES, Inc., an affiliate of NexGen Resources Corporation, and an affiliate of The Goldman Sachs Group, Inc., has leased an additional Refined Coal (“RC”) facility to an existing RC investor and the receipt by CCS of more than $17 million in upfront cash payments in connection with this lease. The press release also described, among other things, the status of operating RC facilities and the number of RC facilities in full-time operations. The press release announcing the transaction is attached to this Current Report as Exhibit 99.3.

This Current Report includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding, among others, the Registrant’s ability to address certain accounting and other matters related to the Registrant’s financial statements, file the delinquent periodic reports with the Securities and Exchange Commission and file them within the extended stay granted by the Nasdaq Hearings Panel, and maintain listing of the Registrant’s common stock on The NASDAQ Stock Market. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; loss of key personnel; inability to address the previously disclosed accounting matters, complete the on-going re-audits of the 2011 and 2012 financial statements, and file any required restatements and periodic reports; risks relating to the substantial costs and diversion of personnel’s attention and resources due to these matters and related litigation and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in Item 7.01 of this Current Report, press releases attached as Exhibits 99.1 and 99.3 and the investor presentation attached to this Current Report as Exhibit 99.2, are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended. The Registrant’s website address is included in this Current Report on Form 8-K for reference only. The information contained on the Registrant’s website is not part of this Form 8-K and is not incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1	Press Release, Advanced Emissions Solutions Receives Positive NASDAQ Panel Decision, dated November 17, 2014

99.2	November 2014 Investor Presentation.

99.3	Press Release, Advanced Emissions Solutions Announces the Lease of an Additional Refined Coal Facility, dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2014

Advanced Emissions Solutions, Inc.
Registrant

/s/ Michael D. Durham
Michael D. Durham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Receives Positive NASDAQ Panel Decision, dated November 17, 2014

99.2	November 2014 Investor Presentation.

99.3	Press Release, Advanced Emissions Solutions Announces the Lease of an Additional Refined Coal Facility, dated November 20, 2014